Intangible assets	6 Months Ended
Jun. 30, 2023
Intangible assets other than goodwill [abstract]
Intangible assets	Intangible assets

(in thousands of euro)	Purchased licenses	Other intangible assets	In progress	Total

January 1, 2022	3,161	29	41,000 (1)	44,192
Acquisitions	—	—	—	—
Additional considerations	—	—	—	—
Disposals	—	—	—	—
Amortizations	(940) (3)	—	—	(940)
Transfers	—	—	—	—

June 30, 2022	2,221	29	41,000	43,260

January 1, 2023	1,556	—	—	1,556
Acquisitions	—	—	—	—
Additional considerations	2,000 (2)	—	—	2,000
Disposals	—	—	—	—
Amortizations	(2,651) (3)	—	—	(2,651)
Transfers	—	—	—	—

June 30, 2023	903	—	—	903

(1) Following the Company's decision in December 2022 to stop the development of avdoralimab in bullous pemphigoid ("BP") indication in inflammation, only indication supporting the recoverable amount of the asset as of December 31, 2021 (as well that as of June 30, 2022), the rights relating to the intangible asset have been fully impaired for their net book value on the date of the decision, i.e. €41,000 thousand (see below "Avdoralimab (IPH5401) (anti-C5aR) rights acquired from Novo Nordisk A/S').
(2) This amount corresponds to the additional invoice received from Orega Biotech for the rights relating to IPH5201 following the first patient dosed in the Phase 2 MATISSE clinical trial in June 2023, in accordance to the agreement signed in 2019. This additional invoice is fully amortized as of June 30, 2023 and paid on July 2023.
(3) As of June 30, 2022, this amount included the amortization of rights related to the monalizumab for an amount of €903 thousand. As of June 30, 2023, this amount includes the amortization of the additional payment made to Orega Biotech in 2023 for and amount of €2,000 thousand and the amortization of rights related to the monalizumab for an amount of €651 thousand.

Monalizumab rights under the 2014 monalizumab (NKG2A) Novo Nordisk agreement
Since their acquisition, monalizumab rights are amortized on a straight-line basis over the anticipated residual duration of the Phase II trials. The Company has reassessed the anticipated residual duration of the Phase 2 trials as of June 30, 2023 and estimated that it would be fully amortized by 2023, which is the same estimation as of December 31, 2022, as a result of the completion of some trials and by modifying the estimated end dates relating to certain cohorts.
The net book values of the monalizumab rights were €900 thousand and €1,551 thousand as of June 30, 2023 and December 31, 2022, respectively.
IPH5201 (Anti-CD39) rights acquired from Orega Biotech
On January 4, 2016, the Company and Orega Biotech entered into an exclusive licensing agreement by which Orega Biotech granted the Company full worldwide rights to its program of first-in-class anti-CD39 checkpoint inhibitors.
The undisclosed upfront payment paid by the Company to Orega Biotech has been recognized as an intangible asset in the consolidated financial statements for the year ended December 31, 2016. Criteria relating to the first development milestone were reached in December 2016. Consequently, the amount of this milestone was recognized as an intangible asset in addition to the initial payment, for a total of €1.8 million as of December 31, 2021. In June 2019, the Company also paid Orega Biotech €7.0 million in relation to the anti-CD39 program as consideration following the collaboration and option agreement signed on October 22, 2018 with AstraZeneca regarding IPH5201. Under this agreement, the Company also paid in April and June 2020, respectively €2.5 and €0.2 million to Orega Biotech following the first Phase 1 dosing relating to IPH5201.
This asset was amortized on a straight-line basis since November 1, 2018 (corresponding to the effective beginning date of the collaboration) until the date the Company expected to fulfill its commitment (end of fiscal year 2020). These collaboration commitments have all been fulfilled. Thus, the rights relating to IPH5201 have been fully amortized since December 31, 2020.
As a reminder, Orega Biotech claimed joint ownership of certain patents relating to IPH5201. The Company and Orega Biotech have resolved these claims in an arbitration proceeding, which decision was rendered in December 2021. As a result of this decision, the Company is required to pay a low-teen percentage of sub-licensing revenues received by the Company pursuant to its agreement with AstraZeneca regarding IPH5201. Following this arbitration decision, the Company paid in January 2022 an additional amount of €0.4 million to Orega. This additional payment was fully amortized as of December 31, 2021. The Company announced on June 3, 2022 the progress of IPH5201 towards a study of Phase 2 in lung cancer, of which the Company will be a sponsor. In accordance with the amendment signed on June 1, 2022, the Company was eligible for a milestone payment of $5 million by AstraZeneca, received in August 2022 by the Company. In October 2022, the Company therefore paid an additional €0.6 million to Orega Biotech.
On June 26, 2023, the Company announced the treatment of the first patient in the Phase 2 MATISSE trial, conducted in collaboration with AstraZeneca and evaluating IPH5201 in early-stage lung cancer. As a consequence, the Company made an additional payment of €2.0 million to Orega Biotech in July 2023, in accordance with the agreement signed in 2019.
Avdoralimab (IPH5401) (anti-C5aR) rights acquired from Novo Nordisk A/S
At the agreement inception, an upfront payment of €40 million for acquired rights were recorded as intangible asset. As part of this agreement, an additional amount of €1.0 million was paid in October 2020 to Novo Nordisk A / S following the launch of the first avdoralimab Phase II trial. As avdoralimab is still in clinical trial, the acquired rights are classified as intangible asset in progress. They were subject to annual impairment test. No impairment were recorded since inception. These acquired rights will be amortized when the Company obtains economic benefits.
According to the agreement, the Company will pay additional payments according to the reach of specific steps. As of June 30, 2023, according to the uncertainty of these potential future payments, no liability was recognized.
Development costs incurred by the Company are recognized as research and development expenses.
As a reminder, during 2022 fourth quarter, the Company was informed by the sponsor of the Phase 2 clinical trial evaluating avdoralimab in inflammation in bullous pemphigoid ("BP") indication of its decision to discontinue said trial. Consequently, the Company decided in December 2022 to stop the development of avdoralimab in bullous pemphigoid ("BP") indication in inflammation, only indication supporting the recoverable amount of the asset as of December 31, 2021 (as well that as of June 30, 2022).
Following that decision, the Company applied IAS 36 "Impairment of assets" and assessed that there was an indication of impairment sufficiently significant to result in the full impairment of the intangible asset. This depreciation was recognized with regard to the estimate of the recoverable value of avdoralimab's intangible assets, based on expected future cash flows, as of December 2022, date of the decision. Thus, on decision date to stop the development of avdoralimab in bullous pemphigoid ("BP") indication in inflammation, avdoralimab rights were fully written down to their net book value, i.e €41,000 thousand.